EXHIBIT 32.1


                 CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Bio Solutions Manufacturing, Inc. (the "Company") on Form 10-KSB/A for the fiscal year ended October 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David S. Bennett, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:


     (1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: October 14, 2005       /s/ David S. Bennett
                              ------------------------------------
                            By: David S. Bennett
                           Its: Chief Executive Officer









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A signed  original of this  written  statement  required by Section 906 has been provided to Bio Solutions Manufacturing, Inc. and will be retained by Bio Solutions Manufacturing, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.